EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Nabors Industries Ltd. (the “Company”) for the year ended December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Anthony G. Petrello, Chairman, President and Chief Executive Officer of the Company, and I, Miguel Rodriguez, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

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/s/ ANTHONY G. PETRELLO
Anthony G. Petrello Chairman, President and Chief Executive Officer Date: February 13, 2026

/s/ MIGUEL RODRIGUEZ
Miguel Rodriguez Chief Financial Officer Date: February 13, 2026